Dreyfus Premier
California Municipal
Bond Fund
ANNUAL REPORT January 31, 2000

(reg.tm)







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.




                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover



                                                                       The Fund

                                 Dreyfus Premier California Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier California Municipal Bond Fund, covering the 12-month period from February 1, 1999 through January 31, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio    manager,    Joseph    Darcy.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the summer and fall of 1999. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of 1999.

Municipal bonds were also adversely affected by supply-and-demand considerations. These technical influences have recently caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal and state income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier California Municipal Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

February 15, 2000






DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Premier California Municipal Bond Fund perform during the period?

For the 12-month period ended January 31, 2000, the fund produced a total return of -8.42% for its Class A shares, -8.89% for its Class B shares and -9.07% for its Class C shares.(1) In comparison, the Lipper California Municipal Debt Funds category average achieved a -6.91% total return for the same period.(2)

We attribute the fund's negative returns to a declining municipal bond market and a rising interest-rate environment. The fund's relative underperformance was primarily the result of the fund' s duration management strategy, which was longer than the Lipper average's duration (duration is a measure of sensitivity to changing interest rates) . The fund was also adversely affected by its holdings of relatively high yielding bonds, whose prices were highly volatile
during    the    reporting    period.

What is the fund's investment approach?

Our goal is to seek a high level of federal and California state tax-exempt income from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer,
and    any    provisions    for    early    redemption.

Second, we actively manage the fund' s average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make
cash    available    for    the    purchase    of    higher     The    Fund




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years.

What other factors influenced the fund's performance?

The fund's performance was hurt by a difficult investment environment during the reporting period, which included rising interest rates and a fall-off in demand from institutional investors.

When the reporting period began, investors had become concerned that strong economic growth might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the summer and fall of 1999, causing most bond prices to fall. An additional interest rate hike was implemented by the Federal Reserve Board just a few days after the reporting period ended, for a total increase of 100 basis points from February 1, 1999, the start of the reporting period, through February 15, 2000, the date of this report.

Municipal bond prices also fell because of adverse supply-and-demand influences. For a variety of reasons, institutional investors participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond prices down significantly. As a result, municipal bonds -- including those from California issuers -- are currently offering tax-exempt yields that compare very favorably with the taxable yields on U.S. Treasury
securities,    after    adjusting    for    taxes.

What is the fund's current strategy?

Our strategy has been to reduce the volatility of the fund's share price and enhance its income stream in order to improve overall performance. Accordingly, we have gradually shortened the fund's average duration in an attempt to reduce the eroding effects of higher interest rates. A shorter average duration also put the fund in a better position to capture higher yields as they became available.


To achieve a shorter duration, we sold some of our longer maturity bonds that were priced at a discount to face value. Many of these discount bonds were particularly hard-hit in the difficult investment environment of the past year. We reinvested the proceeds of those sales primarily in high quality tax-exempt bonds that were priced at or slightly above face value. These new purchases also generally included protection from the possibility that they may be redeemed --
or   "called"   --   by   their   issuers   during   the  next  several  years.

Whenever possible, we have also been replacing some of the fund's smaller, less liquid holdings with larger issues of current-coupon bonds, for which investor demand and market liquidity tend to be greater. Finally, we have continued to carefully improve the fund's credit quality: as of January 31, about 47% of the fund' s holdings were rated triple-A and 71% were rated single-A or better.

February 15, 2000

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR
          NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

     (2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                             The Fund



FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier California Municipal Bond Fund Class A shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER CALIFORNIA MUNICIPAL BOND FUND ON 1/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN CALIFORNIA MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS NOT LIMITED TO INVESTMENTS PRINCIPALLY IN CALIFORNIA MUNICIPAL OBLIGATIONS AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, GEOGRAPHICALLY UNRESTRICTED TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




Average Annual Total Returns AS OF 1/31/00

                                                          Inception                                                       From
                                                             Date          1 Year          5 Years       10 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES

WITH SALES CHARGE (4.5%)                                   11/10/86      (12.53)%            3.49%          5.49%            --
WITHOUT SALES CHARGE                                       11/10/86       (8.42)%            4.46%          5.98%            --

CLASS B SHARES
WITH REDEMPTION((+))                                        1/15/93      (12.37)%            3.61%           --             4.08%

WITHOUT REDEMPTION                                          1/15/93       (8.89)%            3.92%           --             4.08%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                      6/2/95       (9.94)%              --             --             2.36%
WITHOUT REDEMPTION                                           6/2/95       (9.07)%              --             --             2.36%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND
IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS
A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund




STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS



January 31, 2000

                                                                                             Principal
LONG-TERM MUNICIPAL INVESTMENTS--93.3%                                                      Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--86.9%

Abag Finance Authority For Nonprofit Corporations

   MFHR (Central Park Apartments) 5.50%, 7/1/2019                                             1,010,000                    925,433

Alameda Corridor Transportation Authority, Transit Revenue
   4.75%, 10/1/2025 (Insured; MBIA)                                                           2,000,000                  1,615,480

California:

   6.125%, 10/1/2011 (Insured; FGIC)                                                          2,875,000                  3,101,262

   4.75%, 2/1/2020                                                                            3,000,000                  2,503,770

California Educational Facilities Authority, College and University

  Revenue:

      (Claremont University Center) 5.25%, 3/1/2018                                           3,070,000                  2,800,454

      (Stanford University) 5.125%, 1/1/2031                                                  1,055,000                    901,635

California Health Facilities Financing Authority, Revenue

   (Cedars-Sinai Medical Center) 6.25%, 12/1/2034                                             5,210,000                  4,930,796

California Housing Finance Agency, Home Mortgage Revenue:
   6.15%, 8/1/2016                                                                            3,000,000                  3,003,930
   6.70%, 8/1/2025                                                                            1,445,000                  1,465,909
   7.60%, 8/1/2030                                                                              685,000                    689,466

California Public Works Board, LR

   (Secretary of State) 6.50%, 12/1/2008 (Insured; AMBAC)                                     1,400,000                  1,545,726

California Statewide Communities Development Authority, LR

  (United Airlines Inc.):

      5.70%, 10/1/2033 (Guaranteed; United Airlines Inc.)                                     5,000,000                  4,168,000

      5.625%, 10/1/2034 (Guaranteed; United Airlines Inc.)                                    7,000,000                  5,758,550

Contra Costa County Public Finance Authority, Tax Allocation

  Revenue (Pleasant Hill BART, North Richmond, Bay Point,

  Oakley and Rodeo Redevelopment Project Areas)
   5.125%, 8/1/2019                                                                           1,750,000                  1,443,330

Contra Costa County Water District, Water Revenue
   6%, 10/1/2011 (Insured; MBIA)                                                              1,475,000                  1,542,334

Delano, COP ( Delano Regional Medical Center)
   5.25%, 1/1/2018                                                                            3,500,000                  2,756,565

East Bay Municipal Utility District, Water System Revenue
   5.25%, 6/1/2017                                                                            1,260,000                  1,164,668

Escondido Improvement Board 5.70%, 9/2/2026                                                   1,000,000                    845,610

Fontana, Special Tax (Senior Community Facilities District
   Number 2) 5.25%, 9/1/2017 (Insured; MBIA)                                                  4,410,000                  4,064,697

Fontana Public Financing Authority, Tax Allocation Revenue
   (North Fontana Redevelopment Project) 7.25%, 9/1/2020                                      4,250,000                  4,300,277

High Desert Memorial Health Care District, Revenue
   5.40%, 10/1/2011                                                                           2,500,000                  2,187,100

Los Angeles Department of Water and Power, Waterworks
   Revenue 5%, 10/15/2015 (Insured; MBIA)                                                     1,245,000                  1,141,329




                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Madera County, COP (Valley Children's Hospital):
   6.50%, 3/15/2008 (Insured; MBIA)                                                           3,165,000                   3,459,725
   6.50%, 3/15/2009 (Insured; MBIA)                                                           3,370,000                   3,688,633

Metropolitan Water District of Southern California, Waterworks
   Revenue 4.75%, 7/1/2022                                                                    7,925,000                   6,488,911

Morgan Hill Improvement Board 5.60%, 9/2/2018                                                 2,000,000                   1,673,160

Napa County Flood Protection and Watershed Improvement

   Authority 5%, 6/15/2018 (Insured; FGIC)                                                    7,745,000                   6,822,571

Natamos Unified School District
   5.95%, 9/1/2021 (Insured; MBIA)                                                            2,500,000                   2,521,400

Nevada County, COP (Western Nevada Co. Solid Waste-
   McCourtney Road Landfill) 7.50%, 6/1/2021                                                  2,200,000                   2,199,208

Northern California Power Agency, Public Power Revenue

  (Hydroelectric Project No. 1)
   6.30%, 7/1/2018 (Insured; MBIA)                                                            6,000,000                   6,345,480

Pasadena Unified School District
   5.125%, 7/1/2015 (Insured; FGIC)                                                           1,500,000                   1,401,285

Riverside County, SFMR 7.80%, 5/1/2021                                                        1,250,000                   1,500,175

San Diego County, COP (Burnham Institute)
   6.25%, 9/1/2029                                                                            2,800,000                   2,629,984

San Joaquin Hills Transportation Corridor Agency, Toll

   Road Revenue 5.50%, 1/15/2028                                                              6,600,000                   5,823,378

San Marino Unified School District 5.25%, 7/1/2013                                            1,160,000                   1,146,208
San Mateo County Transportation District,
   Sales Tax Revenue

   5%, 6/1/2019 (Insured; FSA)                                                                5,555,000                   4,840,683

Santa Monica-Malibu Unified School District
   5.25%, 8/1/2018                                                                            4,325,000                   4,004,128

Simi Valley, Single Family Residential Mortgage Revenue
   7.625%, 8/1/2022                                                                             665,244  (a)                113,091

Vista, MFHR (Vista Hacienda Project) 6.95%, 4/1/2017                                          3,000,000                   3,095,580

West Covina Redevelopment Agency, Community Facilities

   District Special Tax 6%, 9/1/2022                                                          3,000,000                   2,957,880

U.S. RELATED--6.4%

Puerto Rico Commonwealth Highway and Transportation
   Authority, Revenue 5.50%, 7/1/2013 (Insured; MBIA)                                         4,750,000                   4,756,460

Virgin Islands Public Finance Authority, Revenue
   7.30%, 10/1/2018                                                                           3,100,000                   3,587,165

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $131,435,271)                                                                                                  121,911,426

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                             Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.2%                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--.4%

Newport Beach, Revenue, VRDN (Hoag Memorial
   Hospital) 2.95% (SBPA; Bank of America)                                                      500,000  (b)             500,000

U.S. RELATED--.8%
Puerto Rico Highway and Transportation Authority,
  Transportation Revenue, VRDN

   2.85% (Insured; AMBAC, SBPA; Bank of Nova Scotia)                                          1,000,000  (b)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $1,500,000)                                                                                                   1,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $132,935,271)                                                             94.5%              123,411,426

CASH AND RECEIVABLES (NET)                                                                         5.5%                7,201,812

NET ASSETS                                                                                       100.0%              130,613,238





Summary of Abbreviations

AMBAC          American Municipal Bond Assurance                       MBIA          Municipal Bond Investors Assurance

                  Corporation                                                            Insurance Corporation

COP            Certificate of Participation                            MFHR          Multi-Family Housing Revenue

FGIC           Financial Guaranty Insurance Company                    SBPA          Standby Bond Purchase Agreement

FSA            Financial Security Assurance                            SFMR          Single Family Mortgage Revenue

LR             Lease Revenue                                           VRDN          Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)

Fitch                  or             Moody's            or           Standard & Poor's                      Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                                   Aaa                             AAA                                         47.4

AA                                    Aa                              AA                                          16.8

A                                     A                               A                                            7.1

BBB                                   Baa                             BBB                                         21.8

BB                                    Ba                              BB                                           1.8

D                                                                     D                                             .1

F1                                    Mig1                            SP1                                          1.2

Not Rated c                           Not Rated c                     Not Rated c                                  3.8

                                                                                                                 100.0

A    NON-INCOME PRODUCING SECURITY.

B    SECURITIES  PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE-SUBJECT TO PERIODIC
     CHANGE.

C    SECURITIES WHICH,  WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

January 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           132,935,271   123,411,426

Cash                                                                  1,641,244

Receivable for investment securities sold                             8,591,432

Interest receivable                                                   2,162,773

Receivable for shares of Beneficial Interest subscribed                  73,995

Prepaid expenses                                                         11,246

                                                                    135,892,116
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            57,552

Due to Distributor                                                       34,415

Payable for investment securities purchased                           5,057,748

Payable for shares of Beneficial Interest redeemed                       72,530

Accrued expenses and other liabilities                                   56,633

                                                                      5,278,878
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      130,613,238
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     142,029,568

Accumulated net realized gain (loss) on investments                 (1,892,485)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                           (9,523,845)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     130,613,238

NET ASSET VALUE PER SHARE



                                                                           Class A                  Class B                 Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                         115,926,001                13,518,038               1,169,199

Shares Outstanding                                                      10,415,928                 1,213,973                 104,663
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                11.13                     11.14                   11.17

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended January 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,195,985

EXPENSES:

Management fee--Note 3(a)                                              832,787

Shareholder servicing costs--Note 3(c)                                 470,991

Distribution fees--Note 3(b)                                            97,613

Professional fees                                                       43,855

Trustees' fees and expenses--Note 3(d)                                  30,230

Registration fees                                                       28,375

Custodian fees                                                          18,023

Prospectus and shareholders' reports                                    12,686

Loan commitment fees--Note 2                                             1,363

Miscellaneous                                                            4,440

TOTAL EXPENSES                                                       1,540,363

Less--reduction in management fee due to
   undertaking by The Dreyfus Corporation--Note 3(a)                     (754)

NET EXPENSES                                                         1,539,609

INVESTMENT INCOME--NET                                               6,656,376
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,900,088)

Net unrealized appreciation (depreciation) on investments          (18,015,099)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (19,915,187)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (13,258,811)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended January 31,
                                                   ----------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,656,376            7,367,225

Net realized gain (loss) on investments       (1,900,088)            3,964,179

Net unrealized appreciation (depreciation)
   on investments                            (18,015,099)          (2,541,169)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (13,258,811)           8,790,235
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (5,916,290)          (6,401,755)

Class B shares                                  (695,413)            (919,057)

Class C shares                                   (44,673)             (46,413)

Net realized gain on investments:

Class A shares                                  (726,609)          (3,783,280)

Class B shares                                   (96,299)            (613,407)

Class C shares                                    (6,133)             (43,683)

TOTAL DIVIDENDS                               (7,485,417)         (11,807,595)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 20,863,512           9,325,763

Class B shares                                  3,409,370           3,485,317

Class C shares                                    261,094           1,575,307

Dividends reinvested:

Class A shares                                  3,309,614          5,256,848

Class B shares                                    479,682          1,020,773

Class C shares                                     24,267             41,255

Cost of shares redeemed:

Class A shares                               (34,935,821)         (19,595,241)

Class B shares                               (11,767,653)          (5,219,821)

Class C shares                                  (187,714)          (1,464,119)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (18,543,649)          (5,573,918)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (39,287,877)          (8,591,278)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           169,901,115          178,492,393

END OF PERIOD                                 130,613,238          169,901,115

SEE NOTES TO FINANCIAL STATEMENTS.




                                                      Year Ended January 31,
                                                   -----------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,742,064             726,279

Shares issued for dividends reinvested            277,244             409,278

Shares redeemed                               (2,936,467)          (1,522,355)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (917,159)            (386,798)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       286,524             270,452

Shares issued for dividends reinvested             39,981              79,423

Shares redeemed                                 (974,196)            (404,961)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (647,691)             (55,086)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        21,843             120,981

Shares issued for dividends reinvested              1,985               3,205

Shares redeemed                                  (15,619)            (114,721)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       8,209                9,465

A    DURING  THE  PERIOD  ENDED  JANUARY  31,  2000,   682,104  CLASS  B  SHARES
     REPRESENTING $8,281,050 WERE AUTOMATICALLY CONVERTED TO 682,636 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                           Year Ended January 31,
                                                                 ------------------------------------------------------------------

CLASS A SHARES                                                   2000           1999          1998          1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.78          13.00         12.58          12.97         12.24

Investment Operations:

Investment income--net                                            .54            .56           .60            .65           .67

Net realized and unrealized gain (loss)

   on investments                                               (1.59)           .12           .53           (.24)         1.02

Total from Investment Operations                                (1.05)           .68          1.13            .41          1.69

Distributions:

Dividends from investment income--net                            (.54)           (.56)        (.61)           (.64)         (.67)

Dividends from net realized gain
   on investments                                                (.06)           (.34)        (.10)           (.16)         (.29)

Total Distributions                                              (.60)           (.90)        (.71)           (.80)         (.96)

Net asset value, end of period                                  11.13           12.78        13.00           12.58         12.97
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            (8.42)           5.39         9.27            3.31         14.15
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .95            .94          .95              .92           .93

Ratio of net investment income

   to average net assets                                         4.47           4.36         4.71             5.18          5.22

Portfolio Turnover Rate                                         54.74         101.36       103.75            39.76         92.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         115,926        144,855      152,416          163,030       185,187

(A)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.





                                                                                            Year Ended January 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2000          1999           1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.79         13.01          12.59          12.98         12.25

Investment Operations:

Investment income--net                                            .47           .50            .53            .59           .60

Net realized and unrealized gain (loss)

   on investments                                               (1.59)          .12            .53           (.25)         1.02

Total from Investment Operations                                (1.12)          .62           1.06            .34          1.62

Distributions:

Dividends from investment income--net                           (.47)          (.50)          (.54)           (.57)         (.60)

Dividends from net realized
   gain on investments                                          (.06)          (.34)          (.10)           (.16)         (.29)

Total Distributions                                             (.53)          (.84)          (.64)           (.73)         (.89)

Net asset value, end of period                                 11.14          12.79          13.01           12.59         12.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                           (8.89)          4.86           8.69            2.79         13.55
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.46           1.45          1.46             1.44          1.45

Ratio of net investment income

   to average net assets                                        3.92           3.85          4.18             4.66          4.69

Portfolio Turnover Rate                                        54.74         101.36        103.75            39.76         92.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                         13,518         23,810        24,942           20,341        21,530

(A)  EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund



FINANCIAL HIGHLIGHTS (continued)



                                                                                           Year Ended January 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2000           1999          1998           1997         1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            12.82         13.04          12.61          12.98         12.98

Investment Operations:

Investment income--net                                            .45           .47            .50            .54           .37

Net realized and unrealized gain (loss)

   on investments                                               (1.59)          .12            .53           (.21)          .29

Total from Investment Operations                                (1.14)          .59           1.03            .33           .66

Distributions:

Dividends from investment income--net                            (.45)         (.47)          (.50)          (.54)         (.37)

Dividends from net realized gain
   on investments                                                (.06)         (.34)          (.10)          (.16)         (.29)

Total Distributions                                              (.51)         (.81)          (.60)          (.70)         (.66)

Net asset value, end of period                                  11.17         12.82          13.04          12.61         12.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                            (9.07)         4.63           8.42           2.67          7.90(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.70          1.67           1.68            1.77         4.42(c)

Ratio of net investment income

   to average net assets                                         3.73          3.68           3.92            4.33         4.31(c)

Portfolio Turnover Rate                                         54.74        101.36         103.75           39.76        92.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                           1,169         1,236          1,135           1,029            1

(A)  FROM JUNE 2, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31, 1996.

(B)  EXCLUSIVE OF SALES CHARGE.

(C)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier California Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other The Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $9,464 during the period ended January 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the
"   Code"   ). To    the



extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $885,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended January 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from January 26, 2000 through January 31, 2001, to reduce the management fee paid by the fund to the extent that the fund's aggregate annual expenses, exclusive of Rule 12b-1
The    Fund



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Distribution Plan fees, taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .97 of 1% of the value of the fund' s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $754 during the period ended January 31, 2000.

Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,133 during the period ended January 31, 2000, from commissions earned on sales of the fund's shares.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended January 31, 2000, Class B and Class C shares were charged $88,629 and $8,984, respectively, pursuant to the Plan.

(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended January 31, 2000, Class A, Class B and Class C shares were charged $331,231, $44,314 and $2,995, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended January 31, 2000, the fund was charged $61,793 pursuant to the transfer agency agreement.




(D) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended January 31, 2000, amounted to $78,164,512 and $96,844,104, respectively.

At  January 31, 2000, accumulated net unrealized depreciation on investments was
$9,523,845,   consisting   of   $1,318,521  gross  unrealized  appreciation  and
$10,842,366 gross unrealized depreciation.

At January 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

At a meeting of the fund's Board of Trustees held on Jaunary 26, 2000, the Board approved the termination of the fund' s Distribution Agreement with Premier
Mutual Fund Services, Inc., and approved a new Distribution Agreement with Dreyfus Service Corporation. The new Distribution Agreement with Dreyfus Service Corporation is slated for effectiveness on March 16, 2000.

                                                             The Fund



REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier California Municipal Bond
Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier California Municipal Bond Fund, including the statement of investments, as of January 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier California Municipal Bond Fund at January 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

March 3, 2000





IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby makes the following designations regarding its fiscal year ended January 31, 2000:

   -- all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes), and

   -- The fund hereby designates $.0645 per share as a long-term capital gain distribution paid on July 15, 1999.

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends and capital gains distributions paid for the 2000 calendar year on Form 1099-DIV which will be mailed by January 31, 2001.

                                                             The Fund



                                                           For More Information

                        Dreyfus Premier California Municipal Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   PCCAR001